FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

SETTLEMENT PERIOD:     DEC-99     PAYMENT DATE: 1/18/00
AS OF THE RECORD DATE:
Series C Invested Amount                                               $   135,000,000
Series C Pool Factor                                                      1.0000000000
Series D (Class A and B) Invested Amount                               $   109,260,000
Series D (Class A and B) Pool Factor                                      1.0000000000
Subordinated Series 1995-1 Invested Amount                             $    30,000,000
Subordinated Series 1995-1 Pool Factor                                    1.0000000000
Variable Funding Certificate (VFC) Invested Amount                     $    48,000,000

                                                                                          Per $1,000
FOR THE SETTLEMENT PERIOD:                                                                ----------
Gross Collections for the Settlement Period                            $   307,478,076     $954.13
Defaulted Amount for the Settlement Period                                    (836,000)      (2.59)
Recoveries for the Settlement Period                                            17,523        0.05

CERTIFICATE/FEE DISTRIBUTION ON: 1/18/00
    Interest on the Series C Certificates                              $    867,318.75     $  2.69
    Interest on the Series D - Class A Certificates                         632,069.44        1.96
    Interest on the Subordinated Series 1995-1 Certificates                 210,020.83        0.65
    Interest on the Series D - Class B Certificates                          63,077.32        0.20
    Principal of the Series C Certificates                                          --          --
    Principal of the Series D - Class A Certificates                                --          --
    Principal on the Subordinated Series 1995-1 Certificates                        --          --
    Principal of the Series D - Class B Certificates                                --          --
    Servicing Fee                                                           651,537.19        2.02
                                                                       ---------------     -------
        Total of distributions                                         $  2,424,023.53     $  7.52
                                                                       ===============     =======

VFC ACTIVITY FOR THE NOVEMBER 1999 SETTLEMENT PERIOD:
    Beginning principal of the Variable Funding Certificate            $ 60,000,000.00
    Principal from the Variable Funding Certificateholder                12,000,000.00
    Principal to the Variable Funding Certificateholder                 (24,000,000.00)
                                                                       ---------------
    Ending principal of the Variable Funding Certificate               $ 48,000,000.00
                                                                       ===============
    Interest for the Settlement Period for the VFC                     $    250,144.46     $  0.78
    Liquidity Fees for the Settlement Period for the VFC                     18,884.75        0.06
                                                                       ---------------     -------
    Total VFC Interest and Liquidity Fees for the Settlement Period    $    269,029.21     $  0.84
                                                                       ===============     =======
AS OF THE END OF THE DECEMBER 1999 SETTLEMENT PERIOD:
Subordinated Amounts:
    Series C Certificates                                              $ 31,666,667
    Series D - Class A Certificates                                    $ 23,456,790
    Variable Funding Certificate (VFC)                                 $ 11,259,259
Aggregate Subordinated Transferor Amount                               $ 41,875,593
Cash Collateral Account balance                                        $         --
Collection Account balance                                             $  2,770,000
Excess Funding Account balance                                         $  3,300,000

- Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series 1995-1) as of the Record Date.
-    Interest is for the Interest Accrual Period ending January 17th.
-    The  Series C  Certificate  Rate was  6.80250%  for this  Interest  Accrual
     Period.
- The Series D - Class A Certificate Rate was 6.69250% for this Interest Accrual Period.
- The Subordinated Series 1995-1 Certificate Rate was 7.41250% for this Interest Accrual Period.
- The Series D - Class B Certificate Rate was 7.21250% for this Interest Accrual Period.